THE GABELLI EQUITY INCOME FUND

                              THIRD QUARTER REPORT
                                JUNE 30, 1999(A)

                                      * * * *

    MORNINGSTAR RATED(TM) GABELLI EQUITY INCOME FUND 4 STARS OVERALL AND FOR THE THREE-YEAR PERIOD ENDED 6/30/99 AMONG 3043 DOMESTIC EQUITY FUNDS, AND FOR
      THE FIVE-YEAR PERIOD ENDED 6/30/99 AMONG 1878 DOMESTIC EQUITY FUNDS,
                                  RESPECTIVELY.

TO OUR SHAREHOLDERS,

     In the second quarter of 1999, value was in and growth was out. Higher yielding stocks in traditional value sectors such as industrial cyclicals, energy and other commodities-oriented businesses, and utilities performed quite well on an absolute and relative basis. With the market retracing some of its gains in June, investors may take a more defensive posture going forward. This could work in higher yielding stocks' favor over the next several quarters or longer.

INVESTMENT PERFORMANCE

     For the quarter ended June 30, 1999, The Gabelli Equity Income Fund's (the "Fund") total return was 11.7% after adjusting for the $0.05 per share dividend paid on June 28, 1999. The Lipper Equity Income Fund Average and the Standard & Poor's ("S&P") 500 Index had returns of 9.2% and 7.1%, respectively, over the same period. The S&P 500 index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 12.1% over the trailing twelve-month period. The Lipper Equity Income Fund Average and S&P 500 rose 11.4% and 22.8%, respectively, over the same twelve-month period.

     For the five-year period ended June 30, 1999, the Fund's total return averaged 20.1% annually versus average annual total returns of 19.2% and 27.9% for the Lipper Equity Income Fund Average and S&P 500, respectively. Since inception on January 2, 1992 through June 30, 1999, the Fund had a cumulative total return of 213.5%, which equates to an average annual return of 16.5%. The Dividend History Chart details each dividend paid by the Fund since inception.


--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of June 30, 1999 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. (a) The Fund's fiscal year ends September 30.


INVESTMENT RESULTS (a)(c)
-------------------------------------------------------------------------------------------------------------------
                                                                 Calendar Quarter
                                                  ---------------------------------------------
                                                    1st         2nd         3rd        4th            Year
                                                    ---         ---         ---        ---            ----
  1999:   Net Asset Value ...................     $16.39      $18.26        --          --             --
          Total Return                             (1.5)%      11.7%        --          --             --
-------------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value ...................     $17.70      $17.72      $15.97      $16.70          $16.70
          Total Return                             10.1%        0.5%       (9.7)%      12.7%           12.6%
-------------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value ...................     $14.27      $16.03      $17.39      $16.12          $16.12
          Total Return                              1.2%       12.7%        8.8%        3.0%           27.9%
-------------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value ...................     $13.47      $13.54      $13.81      $14.16          $14.16
          Total Return                              5.5%        1.0%        2.5%        8.0%           17.9%
-------------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value ...................     $11.56      $11.99      $12.65      $12.84          $12.84
          Total Return                              8.5%        4.3%        6.1%        6.9%           28.3%
-------------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value ...................     $11.26      $11.08      $11.54      $10.72          $10.72
          Total Return                             (2.2)%      (0.8)%       4.9%       (0.7)%           1.1%
-------------------------------------------------------------------------------------------------------------------
  1993:   Net Asset Value ...................     $11.35      $11.72      $12.15      $11.57          $11.57
          Total Return                              7.4%        3.8%        4.2%        1.5%           17.9%
-------------------------------------------------------------------------------------------------------------------
  1992:   Net Asset Value ...................     $10.19      $10.36      $10.40      $10.64          $10.64
          Total Return                              2.4%(b)     2.3%        1.1%        3.7%            9.8%(b)
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Average Annual Returns - June 30, 1999 (a)
                   ------------------------------------------

               1 Year ................................      12.1%
               5 Year ................................      20.1%
               Life of Fund (b) ......................      16.5%

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on January 2, 1992. (c) The Fund's fiscal year ends September 30.

--------------------------------------------------------------------------------

WHAT WE DO

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last seven years at The Gabelli Equity Income Fund and for over 22 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The accompanying graphic further illustrates the interplay among the four components of our valuation approach.

[GRAPHIC]

      Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization ("EBITDA") minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value ("PMV") estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long term method for preserving and enhancing wealth in the U.S. equity markets. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

------------------------------------------------------------

                      DIVIDEND HISTORY
------------------------------------------------------------
                              RATE            REINVESTMENT
  PAYMENT (EX) DATE         PER SHARE             PRICE
  -----------------         ---------             -----

  June 28, 1999               $0.05              $17.98
  March  29, 1999             $0.06              $16.67
------------------------------------------------------------
  December 21, 1998           $1.27              $16.36
  September 28, 1998          $0.04              $16.20
  June 26, 1998               $0.06              $17.65
  March  27, 1998             $0.05              $17.70
------------------------------------------------------------
  December 29, 1997           $1.78              $15.94
  September 30, 1997          $0.05              $17.39
  June  30, 1997              $0.05              $16.03
  March  31, 1997             $0.06              $14.27
------------------------------------------------------------
  December 27, 1996           $0.76              $14.28
  September 30, 1996          $0.07              $13.81
  June 28, 1996               $0.06              $13.54
  March  31, 1996             $0.07              $13.47
------------------------------------------------------------
  December 29, 1995           $0.68              $12.84
  September 29,1995           $0.07              $12.65
  June 30, 1995               $0.07              $11.99
  March 31, 1995              $0.07              $11.56
------------------------------------------------------------
  December 30, 1994           $0.74              $10.72
  September 30, 1994          $0.08              $11.54
  June 30, 1994               $0.09              $11.08
  March 31, 1994              $0.06              $11.26
------------------------------------------------------------
  December 31, 1993           $0.76              $11.57
  September 30, 1993          $0.06              $12.15
  June 30, 1993               $0.06              $11.72
  March 31, 1993              $0.08              $11.35
------------------------------------------------------------
  December 31, 1992           $0.15              $10.64
  September 30, 1992          $0.07              $10.40
  June 30, 1992               $0.06              $10.36
  March 31, 1992              $0.05              $10.19

------------------------------------------------------------

COMMENTARY

THE ECONOMY: DUELING DATA ON INFLATION

      Inflation played "peek-a-boo" with investors in the second quarter of 1999. A jump in April's Consumer Price Index ("CPI") rattled the bond market and had equity investors holding their breath. Inflation all but disappeared again in the May CPI numbers. The bond market stabilized and stocks regained momentum. Then, citing the emergence of "incipient ingredients" for inflation and the long lead time of monetary policy, the Federal Reserve decided to hike the Federal Funds rate by 25 basis points on June 30, in what Chairman Alan Greenspan characterized as a "preemptive action" against inflation. This sparked a flurry of observers to question whether this single modest rate hike would be an effective vaccination against inflation or just the first in a series of shots that will eventually take the froth out of the economy and financial markets.

      We are not optimistic on inflation. The inflationary threat comes partially from rising commodities prices, (most notably oil), which are recovering from severely depressed levels following the Asian economic meltdown, and from the prospect of wage inflation in fully employed America. Thus far, technology driven productivity gains have offset rising wages. Along with Fed Chairman Greenspan, we are not sure how much longer this can continue in an America with help wanted signs in an increasing number of corporate windows.

AMERICAN CONSUMERS: WILL THE ENGINE OF GLOBAL ECONOMIC GROWTH CONTINUE STEAMING ALONG?

      We want to echo again the question we asked in our September 30, 1998 report and repeated in our March 31, 1999 report: Will the American consumer continue to carry the rest of the world, or will the consumer eventually run low on confidence and/or the resources required to nourish the global economy? Put another way, can the U.S. continue to run enormous balance of payment deficits that provide hope and sustenance for the other economies of the world as they attempt to emerge from their economic malaise?

      Full employment, higher wages, the wealth effect associated with rising home values and a vibrant stock market have emboldened consumers, who continue to spend quite liberally. If rising interest rates discourage consumers from financing their spending spree, or we see a meaningful correction in the stock market dent consumer confidence, the engine that has been driving global economic growth may sputter. Equally important, if the U.S. consumer continues to be the sole driver of global economic activity, the U.S. balance of payments deficit will exceed even our dire forecast of a $250 billion run rate. The value of the U.S. dollar is a wild card in the mix of elements that will determine the direction of the overall U.S. economy and the stock market.

THE MARKET: EARNINGS AND INTEREST RATES

      In our March 31, 1999 letter to shareholders, we also opined that earnings and interest rates would call the market tune for the balance of the year. In general, first quarter earnings met consensus estimates and second quarter earnings should be stronger than anticipated, with particularly good comparisons to 1998's second quarter, when General Motor's strike and the plunge in energy prices crimped reported results. However, interest rates are higher, and until we see convincing evidence that inflation is firmly under control, rates are not likely to trend much lower. With the S&P 500's gains already approximating 1999 earnings growth forecasts, we see an inadequate "margin of safety" in the stock market. Money flowing into the markets, particularly from deal activity, is the fuel powering a market that still favors stocks. However, money is no longer pouring into equity mutual funds at the rates we have seen in previous years. All this conjecture leads us to the opinion that stock selectivity remains crucial over the next twelve months.

THIS QUARTER'S SCORECARD

      Industrial cyclicals such as Mark IV Industries, Ingersoll Rand, Honeywell, Caterpillar and Boeing were among our performance leaders this quarter. Commodities-oriented companies such as W.R. Grace, Freeport-McMoRan, du Pont and Corn Products International were also high on the list. Energy and energy service companies including YPF, PennzEnergy and Halliburton were solid contributors and although our utilities holdings were mixed, we saw nice gains in Citizens Utilities, Florida Public Utilities, Peoples Energy and Providence Energy.

      Portfolio disappointments this quarter included pharmaceutical stocks Pharmacia & Upjohn and Glaxo Wellcome, financial services holdings Chase Manhattan, First Union and Merrill Lynch and branded consumer goods companies Gillette and Kellogg.

THE CYCLICALS:  ONE BRIEF SHINING MOMENT?

      With the U.S. economy barreling ahead and signs that Asia is beginning to recover, economically sensitive stocks rebounded from the severely depressed levels reached at the end of 1998. At issue today is whether the strong second quarter rally in cyclicals will have legs. The bears are concerned that Fed tightening may slow the economy too much and abort the cyclicals' recovery. The bulls seem to feel that the international economic revival will take up any slack resulting from slower growth in the U.S.

      Fed Chairman Greenspan is walking a tightrope. If the Federal Reserve tightens too slowly it risks inflation at home, while moving more aggressively may jeopardize recovering economies in Asia and Latin America. We suspect this will cause the Fed to move cautiously, raising rates in small increments and waiting to see how each rate hike effects the domestic economy and the global economic recovery. Only time will tell if Chairman Greenspan's balancing act will succeed. In the interim, we point out that even after exceptional performance in the second quarter, cyclical stocks remain inexpensive and growth stocks remain expensive on a historical basis. Going forward, we believe cyclicals and other value sectors have the potential to outperform traditional growth sectors on a relative basis in either an up or down market.

TAKEOUT UTILITIES

The deregulation of the utilities industry is accelerating as individual state regulators do away with traditional cost-based rate structures. Rates are being capped or frozen, forcing utilities to cut costs. Scores of fat are present in the overhead of a typical utility, a legacy of cost-based rate regulation, and this fat can be eliminated over time. However, a faster way to cut costs significantly is to increase the size of the utility via mergers and acquisitions. A merged utility needs only one headquarters, one CEO, one CFO, and so on. Two utilities operating in the same state that merge can eliminate one of their regulatory departments. There could also be savings in managing plant assets more efficiently. And as each consolidation occurs and the merged companies cut their cost of service, it raises the bar for all the other utilities and puts these utilities under more pressure to improve their returns by cutting costs.

      There are two ways for investors to tackle utility stocks. They can invest in the likely consolidators, those companies committed to cutting costs and growing earnings and dividends through acquisition. Or, they can invest along with us in the consolidators' most likely targets--what we call "takeout" utilities.

      How do you separate the hunters from the hunted? Size is a significant factor. Industry consultants and investment bankers claim the optimum size for a utility is five to six million customers. Utilities with sound balance sheets that have two to three million customers can realistically acquire another two to three million customers over time to attain critical mass. However, it is just too late for the small cap and mid-cap utilities with one million customers or less. It takes a long time for a utility merger to close and then a long time to digest, so there is limited opportunity to consolidate your way into the top tier unless you are already halfway there. A small-or-mid-sized utility may acquire a smaller utility or undertake a merger of equals along the way. Ultimately, however, most of the small and medium size utilities are destined to be acquired by larger companies.

      Our strategy is to own a share of fundamentally sound, reasonably valued mid-cap and small cap utilities and then wait for the buyers to come calling. One might assume that small utilities serving faster growth markets would be the most likely targets. However, these stocks are essentially fully valued. We believe the best takeout opportunities are small companies in more mature markets that are priced much more reasonably, allowing larger companies to pay a premium and still make the acquisition accretive to earnings.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AMERICAN EXPRESS CO. (AXP - $130.125 - NYSE) and its subsidiaries provide travel-related services, financial advisory services and international banking services worldwide. Founded in 1850, the company operates in 160 countries around the world. Best known for its "green" charge card and its travel-related services, including travelers checks, American Express also offers financial planning, brokerage services, mutual funds, insurance and other investment products. Harvey Golub, Chairman and CEO, has focused AXP on its core charge card and investment management businesses. The company is expanding the competitive reach of its credit card operations which should benefit if the U.S. Department of Justice prevails in its antitrust suit against the Visa and MasterCard associations.

BCE INC. (BCE - $49.3125 - NYSE) is Canada's global communications company. BCE recently completed a major transaction with Ameritech (AIT - $73.50 - NYSE). Under the agreement, BCE sold 20% of Bell Canada, its wholly-owned Canadian telecommunications subsidiary, to Ameritech. BCE also owns strategic stakes in Nortel Networks (NT - $86.8125 - NYSE), Teleglobe (TGO - $29.4375 - NYSE), BCE Emergis and CGI Group. One share of BCE provides ownership of 0.42 shares of Nortel Networks. The company's positions in satellites, network operations, information technology, media and e-commerce are expected to provide growth for the company.

EASTERN ENTERPRISES (EFU - $39.75 - NYSE) owns and operates Boston Gas Company, Essex Gas Company (acquired in September 1998), Midland Enterprises and ServicEdge Partners. Together, Boston Gas and Essex Gas are New England's largest distributor of natural gas, serving 580,000 residential, commercial and industrial customers in Boston and 90 other eastern and central Massachusetts communities. Midland Enterprises, headquartered in Cincinnati, Ohio, is the leading carrier of coal and a major carrier of other dry bulk cargoes on the nation's inland waterways, with a fleet of 2,399 barges and 87 towboats. ServicEdge provides HVAC equipment installation and service to customers in eastern Massachusetts. An agreement to acquire Colonial Gas Company (CLG - $37.00 - NYSE), a regulated, natural gas distribution company servicing customers northwest of Boston and on Cape Cod, has been approved.

GTE CORP. (GTE - $75.75 - NYSE) is one of the largest, publicly held telecommunications companies in the world. The company is the largest U.S.-based local telephone company. GTE's domestic and international operations serve 25.9 million access lines in the United States, Canada, the Dominican Republic and Venezuela. GTE is a leading cellular operator in the U.S. with the potential of serving 62 million cellular and personal communications services ("PCS") customers. Outside the U.S., GTE operates cellular networks serving some 16.4 million points of presence ("POPs"). GTE is also a leader in government and defense communications systems and equipment, aircraft passenger telecommunications, directories and telecommunications-based information services and systems. On July 28, 1998, GTE and Bell Atlantic (BEL - $65.375 -
NYSE) confirmed plans to merge in a $52.5 billion stock swap which would result in a national telecommunications giant.

SOUTHWEST GAS CORP. (SWX - $28.625 - NYSE) is a natural gas utility based in Las Vegas, providing natural gas service to over 1.2 million residential, commercial and industrial customers in one of the most economically vibrant areas of the United States: Arizona, Nevada and parts of northeastern and southeastern California. The company added more than 58,000 customers during 1998. Southwest is the nation's fastest growing natural gas distribution company. Southwest Gas' board of directors has approved a revised offer from Oneok Inc. (OKE - $31.75 -
NYSE) to purchase all outstanding SWX shares for $30.00 per share in cash, valuing Southwest Gas at approximately $1.8 billion, including assumed debt. Regulatory approvals from the Nevada PUC and the Arizona ACC have been obtained.

SPRINT CORP. (FON - $52.8125 - NYSE) is the third largest long distance carrier and the second largest independent local telephone company in the U.S. Sprint has positioned itself globally through a joint venture called GlobalOne. Its joint venture partners, France Telecom and Deutsche Telekom, also have a direct 20% stake in Sprint. FON faces risks from prospective new entrants in its long distance business which may be offset by the "ION" high bandwith network the company is developing and by other new services. Sprint PCS group is the leading personal communications services ("PCS") carrier in the U.S. with over 3.5 million customers and licenses covering over 230 million people.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Equity Income Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

IN CONCLUSION

      This has been a terrific quarter for higher yielding stocks in general and for our value-oriented portfolio in particular. Looking ahead, we believe stocks are likely to struggle against the headwind of higher interest rates. This may spawn further rotation from growth to value stocks and particularly to higher yielding stocks that offer protection in a declining market.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABEX. Please call us during the business day for further information.


                                   Sincerely,


     /s/Mario J. Gabelli, CFA                       /s/James Foung, CFA
     ------------------------                       ---------------------------
     MARIO J. GABELLI, CFA                          JAMES FOUNG, CFA
     Portfolio Manager and                          Associate Portfolio Manager
     Chief Investment Officer


July 30, 1999


--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                  JUNE 30, 1999

BCE Inc.
American Express Co.
Southwest Gas Corp.
Eastern Enterprises
Orange & Rockland Utilities Inc.
Philip Morris Companies Inc.
Sprint Corp.
Colonial Gas Corp.
GTE Corp.
Wicor Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 1999 (UNAUDITED)
================================================================================

                                                                      MARKET
  SHARES                                                              VALUE
  ------                                                              -----
                   COMMON STOCKS -- 90.0%
                   AEROSPACE -- 2.1%
      20,000       Boeing Co. ...............................       $    883,750
      12,000       Northrop Grumman Corp. ...................            795,750
       1,000       Raytheon Co., Cl. A ......................             68,875
       2,000       Rockwell International Corp. .............            121,500
                                                                    ------------
                                                                       1,869,875
                                                                    ------------
                   AGRICULTURE -- 1.4%
      33,000       Monsanto Co. .............................          1,301,438
                                                                    ------------
                   AUTOMOTIVE -- 1.1%
       4,500       Ford Motor Co. ...........................            253,969
      11,500       General Motors Corp. .....................            759,000
                                                                    ------------
                                                                       1,012,969
                                                                    ------------
                   AUTOMOTIVE: PARTS AND ACCESSORIES -- 2.9%
      20,000       Dana Corp. ...............................            921,250
       6,000       Ethyl Corp. ..............................             36,000
      20,000       GenCorp Inc. .............................            505,000
      30,000       Genuine Parts Co. ........................          1,050,000
       4,000       Meritor Automotive Inc. ..................            102,000
                                                                    ------------
                                                                       2,614,250
                                                                    ------------
                   AVIATION: PARTS AND SERVICES -- 2.1%
      25,000       Barnes Group Inc. ........................            543,750
      19,000       Curtiss-Wright Corp. .....................            738,625
       8,000       United Technologies ......................            573,500
                                                                    ------------
                                                                       1,855,875
                                                                    ------------
                   BUSINESS SERVICES -- 0.5%
       4,000       Dun & Bradstreet Corp. ...................            141,749
       1,000       Imation Corp.+ ...........................             24,813
       2,000       IMS Health Inc. ..........................             62,500
       1,500       Landauer Inc. ............................             44,250
       1,666       Nielsen Media Research Inc. ..............             48,731
       7,000       R. H. Donnelley Corp. ....................            136,938
                                                                    ------------
                                                                         458,981
                                                                    ------------
                   COMMUNICATIONS EQUIPMENT -- 0.1%
       1,000       Motorola Inc. ............................             94,750
                                                                    ------------

                   COMPUTER SOFTWARE AND SERVICES -- 0.9%
       6,000       International Business Machines Corp. ....            775,500
                                                                    ------------
                   CONSUMER PRODUCTS -- 6.4%
      11,000       Eastman Kodak Co. ........................            745,250
       2,000       Fortune Brands Inc. ......................             82,750
      65,000       Gallaher Group plc, ADR ..................          1,588,437
       5,000       General Cigar Holdings Inc., Cl. B+ (b) ..             39,063
       2,000       General Electric Co. .....................            226,000
       2,000       Gillette Co. .............................             82,000
      25,000       National Presto Industries Inc. ..........            956,250
      50,000       Philip Morris Companies Inc. .............          2,009,374
         200       Rothmans Inc. ............................             24,324
                                                                    ------------
                                                                       5,753,448
                                                                    ------------
                   CONSUMER SERVICES -- 0.5%
      30,000       Rollins Inc. .............................            478,125
                                                                    ------------
                   DIVERSIFIED INDUSTRIAL -- 3.8%
      30,000       GATX Corp. ...............................          1,141,875
       6,000       Honeywell Inc. ...........................            695,250
       3,000       Minnesota Mining &
                   Manufacturing Co. ........................            260,813
      38,000       Tenneco Inc. .............................            907,250
      18,000       Thomas Industries Inc. ...................            369,000
       1,000       Trinity Industries Inc. ..................             33,500
                                                                    ------------
                                                                       3,407,688
                                                                    ------------
                   ENERGY AND UTILITIES -- 1.1%
      41,270       Citizens Utilities Co., Cl. B+ ...........            459,129
      24,000       United Water Resources Inc. ..............            544,500
                                                                    ------------
                                                                       1,003,629
                                                                    ------------
                   ENERGY AND UTILITIES: ELECTRIC -- 9.5%
      10,000       Central & South West Corp. ...............            233,750
       6,000       Central Hudson Gas & Electric Corp. ......            252,000
       6,000       Cilcorp Inc. .............................            375,000
         500       CMP Group Inc. ...........................             13,094
       2,000       Conectiv Inc. ............................             48,875
     120,000       El Paso Electric Co.+ ....................          1,072,499
      22,000       Energy East Corp. ........................            572,000
       8,000       Florida Progress Corp. ...................            330,500
      42,200       Florida Public Utilities Co. .............            796,525
       4,000       FPL Group Inc. ...........................            218,500
      10,000       New England Electric System ..............            501,250
      95,000       Niagara Mohawk Power Corp.+ ..............          1,525,937
      35,000       Orange & Rockland Utilities Inc. .........          2,045,312
       8,000       PacifiCorp ...............................            147,000
       5,000       Public Services Enterprise Group Inc. ....            204,375
       8,000       St. Joseph Light & Power Co. .............            164,500
       2,000       TNP Enterprises Inc. .....................             72,500
       1,000       United Illuminating Co. ..................             42,438
                                                                    ------------
                                                                       8,616,055
                                                                    ------------
                   ENERGY AND UTILITIES: NATURAL GAS -- 14.2%
      55,000       AGL Resources Inc. .......................          1,014,063
      50,000       Colonial Gas Co. .........................          1,850,000
      40,000       Commonwealth Energy System ...............          1,680,000
      52,000       Eastern Enterprises ......................          2,067,000
      58,000       ENI SpA ..................................            346,322
      10,000       Fall River Gas Co. .......................            190,000
      40,000       KeySpan Energy Corp. .....................          1,055,000
       4,000       Peoples Energy Corp. .....................            150,750
      12,000       Piedmont Natural Gas Co. .................            373,500
       4,000       Providence Energy Corp. ..................            106,750
       2,000       Public Service Co. of North Carolina .....             58,500
       1,000       Southern Union Co.+ ......................             21,750
      75,000       Southwest Gas Corp. ......................          2,146,874
      64,000       Wicor Inc. ...............................          1,788,000
       1,500       Yankee Energy System Inc. ................             59,531
                                                                    ------------
                                                                      12,908,040
                                                                    ------------
                   ENERGY AND UTILITIES: OIL -- 10.2%
      13,000       Atlantic Richfield Co. ...................          1,086,313
      13,000       BP Amoco plc, ADR ........................          1,410,500
      16,000       Burlington Resources Inc. ................            692,000
      10,000       Chevron Corp. ............................            951,875

                                                                      MARKET
  SHARES                                                              VALUE
  ------                                                              -----

                   COMMON STOCKS (CONTINUED)
                   ENERGY AND UTILITIES: OIL (CONTINUED)
       1,000       Conoco Inc., Cl. A .......................       $     27,875
       6,000       Elf Aquitaine SA .........................            441,375
      22,000       Exxon Corp. ..............................          1,696,750
      16,000       Halliburton Co. ..........................            724,000
      25,000       PennzEnergy Co. ..........................            417,188
      28,000       Texaco Inc. ..............................          1,749,999
                                                                    ------------
                                                                       9,197,875
                                                                    ------------
                   ENTERTAINMENT -- 0.2%
       5,000       Viacom Inc., Cl. A+ ......................            220,625
                                                                    ------------
                   EQUIPMENT AND SUPPLIES -- 3.1%
       3,000       Caterpillar Inc. .........................            180,000
       2,000       Cooper Industries Inc. ...................            104,000
      25,000       Deere & Co. ..............................            990,625
       3,000       EG&G Inc. ................................            106,875
      10,000       Holophane Corp.+ .........................            381,250
       1,000       Ingersoll Rand Co. .......................             64,625
      15,000       Mark IV Industries Inc. ..................            316,875
       1,500       Minerals Technologies Inc. ...............             83,719
      18,000       Smith (A.O.) Corp., Cl. B ................            504,000
       1,000       Union Carbide Corp. ......................             48,750
                                                                    ------------
                                                                       2,780,719
                                                                    ------------
                   FINANCIAL SERVICES -- 12.3%
      18,000       American Express Co. .....................          2,342,249
       8,000       Argonaut Group Inc. ......................            192,000
       1,500       Banco Popular Espanol ....................            107,897
      30,000       Banco Santander SA, ADR ..................            318,750
       2,000       Banco Santiago ...........................             38,375
       9,052       Bank of America Corp. ....................            663,625
       3,000       Banque Nationale de Paris ................            249,981
       2,000       Block (H&R) Inc. .........................            100,000
       8,000       Chase Manhattan Corp. ....................            693,000
      31,000       Commerzbank AG, ADR ......................            957,125
      20,000       Deutsche Bank AG, ADR ....................          1,230,000
       3,000       Dresdner Bank AG, ADR ....................            116,636
       2,000       Fidelity National Corp. ..................             18,500
       1,500       First Union Corp. ........................             70,500
      20,000       Mellon Bank Corp. ........................            727,500
       1,500       Merrill Lynch & Co. ......................            119,906
       2,000       MONY Group Inc. ..........................             65,250
       7,500       Morgan (J.P.) & Co. Inc. .................          1,053,750
       3,000       Municipal Mortgage & Equity LLC ..........             62,250
       3,000       Northern Trust Co. .......................            291,000
       3,000       Pioneer Group Inc.+ ......................             51,750
       1,000       Republic New York Corp. ..................             68,188
       5,000       Sterling Bancorp .........................             95,000
      12,000       SunTrust Banks Inc. ......................            833,250
       4,400       Transamerica Corp. .......................            330,000
       4,000       U.S. Trust Corp. .........................            370,000
                                                                    ------------
                                                                      11,166,482
                                                                    ------------
                   FOOD AND BEVERAGE -- 1.8%
       4,000       Bestfoods Inc. ...........................            198,000
       6,000       Coca-Cola Amatil Ltd., ADR ...............             48,365
      12,000       Coca-Cola Beverages plc+ .................             25,536
       3,000       Corn Products International Inc. .........             91,313
      10,000       Diageo plc, ADR ..........................            430,000
       6,000       Heinz (H.J.) Co. .........................            300,750
      15,000       Kellogg Co. ..............................            495,000
       1,000       Quaker Oats Co. ..........................             66,375
                                                                    ------------
                                                                       1,655,339
                                                                    ------------
                   HEALTH CARE -- 1.5%
       3,000       Bristol-Myers Squibb Co. .................            211,312
       1,000       Glaxo Wellcome plc, ADR ..................             56,625
       3,000       Johnson & Johnson ........................            294,000
      10,000       Pharmacia & Upjohn Inc. ..................            568,125
       3,000       SmithKline Beecham plc, ADR ..............            198,188
                                                                    ------------
                                                                       1,328,250
                                                                    ------------
                   METALS AND MINING -- 0.3%
      15,000       Freeport-McMoRan Copper & Gold Inc.,
                   Cl. B ....................................            269,063
                                                                    ------------
                   PUBLISHING -- 2.7%
      10,000       Dow Jones & Co. Inc. .....................            530,625
       3,000       Harcourt General Inc. ....................            154,688
       5,000       McGraw-Hill Companies Inc. ...............            269,688
      40,000       Reader's Digest Association Inc., Cl. B ..          1,499,999
                                                                    ------------
                                                                       2,455,000
                                                                    ------------
                   REAL ESTATE -- 0.0%
       2,500       Griffin Land & Nurseries Inc.+ ...........             29,688
                                                                    ------------
                   RETAIL -- 0.1%
       2,000       Sears, Roebuck & Co. .....................             89,125
                                                                    ------------
                   SATELLITE -- 0.5%
      15,000       COMSAT Corp. .............................            487,500
                                                                    ------------
                   SPECIALTY CHEMICALS-- 1.4%
       5,000       Dexter Corp. .............................            204,063
       2,000       du Pont de Nemours (E.I.) and Co. ........            136,625
       7,500       Ferro Corp. ..............................            206,250
       8,000       Grace (W.R.) & Co.+ ......................            147,000
      12,000       Hoechst AG, ADR ..........................            551,999
       1,500       IMC Global Inc. ..........................             26,438
                                                                    ------------
                                                                       1,272,375
                                                                    ------------
                   TELECOMMUNICATIONS -- 9.3%
       3,000       Alltel Corp. .............................            214,500
       4,000       AT&T Corp. ...............................            223,250
      55,000       BCE Inc. .................................          2,712,187
      13,500       BCT. Telus Communications Inc. ...........            322,895
       4,500       BCT. Telus Communications Inc., Cl. A ....            105,959
       4,608       Bell Atlantic Corp. ......................            301,248
       1,500       British Telecommunications plc, ADR ......            256,875
      15,000       Cable & Wireless plc, ADR ................            594,375
       7,000       Deutsche Telekom AG, ADR .................            295,750
       1,000       France Telecom SA, ADR ...................             77,000
      24,000       GTE Corp. ................................          1,817,999
      15,000       Hong Kong Telecommunications Ltd., ADR ...            404,063
       4,000       SBC Communications Inc. ..................            232,000
       3,000       Telecom Italia SpA, ADR ..................            315,563
       3,081       Telefonica de Espana, ADR ................            453,292
       1,000       US West Inc. .............................             58,750
                                                                    ------------
                                                                       8,385,706
                                                                    ------------
                   TOTAL COMMON STOCKS ......................         81,488,370
                                                                    ------------

                                                                      MARKET
  SHARES                                                              VALUE
  ------                                                              -----
                   PREFERRED STOCKS -- 6.3%
                   AVIATION: PARTS AND SERVICES-- 0.3%
       2,000       Coltec Capital Trust, Pfd. ...............      $     95,000
       3,000       Coltec Capital Trust, Pfd. (a) ...........           142,500
                                                                   ------------
                                                                        237,500
                                                                   ------------
                   BROADCASTING -- 0.1%
       3,500       Granite Broadcasting Corp.,
                      $1.9375 Cv. Pfd. ......................           132,125
                                                                   ------------
                   CABLE -- 0.7%
       4,000       MediaOne Group Inc., Cv. Pfd. D ..........           599,250
                                                                   ------------
                   DIVERSIFIED INDUSTRIAL-- 0.1%
       2,000       WHX Corp., Cv. Pfd. Ser. B ...............            64,250
                                                                   ------------
                   ENERGY AND UTILITIES - 0.9%
      17,000       Citizens Utilities Co.,
                     5.00% Cv. Pfd. .........................           826,625
                                                                   ------------
                   ENTERTAINMENT -- 0.0%
       1,000       Metromedia International
                     Group Inc., Cv. Pfd. ...................            34,875
                                                                   ------------
                   EQUIPMENT AND SUPPLIES -- 0.6%
       6,000       Sequa Corp.,
                     $5.00 Cv. Pfd. .........................           579,000
                                                                   ------------
                   METALS AND MINING -- 0.1%
       5,000       Freeport-McMoRan Copper & Gold Inc.,
                     7.00% Cv. Pfd. .........................            93,750
                                                                   ------------
                   PAPER AND FOREST PRODUCTS -- 1.4%
      20,000       Sealed Air Corp.,
                     $2.00 Cv. Pfd. .........................         1,250,000
                                                                   ------------
                   TELECOMMUNICATIONS -- 2.1%
      22,000       Sprint Corp.,
                     $2.63 Cv. Pfd. .........................         1,914,000
                                                                   ------------
                   TOTAL PREFERRED STOCKS ...................         5,731,375
                                                                   ------------
 PRINCIPAL
  AMOUNT
  ------
                   CORPORATE BONDS -- 2.4%
                   BUSINESS SERVICES -- 0.1%
    $100,000       BBN Corp., Sub. Deb. Cv.
                     6.00%, 04/01/12 (b) ....................            96,669
                                                                   ------------
                   CONSUMER PRODUCTS -- 0.5%
     700,000       Fieldcrest Cannon Inc.,
                     Sub. Deb. Cv.
                     6.00%, 03/15/12 ........................           496,125
                                                                   ------------
                   ENTERTAINMENT -- 0.2%
     150,000       Savoy Pictures Entertainment Inc.,
                     Sub. Deb. Cv.
                     7.00%, 07/01/03 ........................           151,313
                                                                   ------------
                   EQUIPMENT AND SUPPLIES -- 0.9%
     356,000       Kollmorgen Corp., Sub. Deb. Cv.
                     8.75%, 05/01/09 ........................           356,445
     500,000       Mark IV Industries Inc.,
                     Sub. Deb. Cv.
                     4.75%, 11/01/04 ........................           441,250
                                                                   ------------
                                                                        797,695
                                                                   ------------
                   FOOD AND BEVERAGE -- 0.0%
      28,000       Chock Full o' Nuts Corp., Cv.
                     7.00%, 04/01/12 ........................            34,720
                                                                   ------------
                   CORPORATE BONDS (CONTINUED)
                   HOTELS AND GAMING -- 0.3%
     300,000       Hilton Hotels Corp., Sub. Deb. Cv.
                     5.00%, 05/15/06 ........................           275,250
                                                                   ------------
                   PUBLISHING -- 0.2%
     100,000       News America Holdings Inc.,
                     Sub. Deb. Cv.
                     Zero Cpn., 03/31/02 ....................           137,000
                                                                   ------------
                   TRANSPORTATION -- 0.2%
     200,000       Greyhound Lines Inc.,
                     Sub. Deb. Cv.
                     8.50%, 03/31/07 ........................           200,000
                                                                   ------------
                   TOTAL CORPORATE BONDS                              2,188,772
                                                                   ------------

                   U.S. GOVERNMENT OBLIGATIONS -- 1.9%
   1,713,000       U.S. Treasury Bills,
                     4.47% to 4.64% ++,
                     due 07/29/99 to 09/23/99 ...............         1,700,737
                                                                   ------------
                   TOTAL INVESTMENTS -- 100.6%
                    (Cost $62,556,107) ......................      $ 91,109,254

                   OTHER ASSETS AND
                     LIABILITIES (NET)-- (0.6)% .............          (587,757)
                                                                   ------------
                   NET ASSETS -- 100.0%
                     (4,958,507 shares outstanding) .........      $ 90,521,497
                                                                   ============
                   NET ASSET VALUE,
                   OFFERING AND REDEMPTION
                   PRICE PER SHARE ..........................            $18.26
                                                                         ======
 ----------------
                                                                        NET
                                                    SETTLEMENT      UNREALIZED
                                                       DATE         APPRECIATION
                                                     --------       ------------
                   FORWARD FOREIGN EXCHANGE CONTRACTS
2,808,830(c)       Sold Hong Kong Dollars
                     in exchange for
                     USD 361,633                     08/24/99           $367

------------

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, the market value of Rule 144A securities amounted to $142,500 or 0.2% of net assets.
(b)    Security fair valued as determined by the Board of Directors.
(c)    Principal amount denoted in Hong Kong Dollars.
+      Non-income producing security.
++     Represents annualized yield at date of purchase.
ADR -- American Depositary Receipt.

                        Gabelli Equity Series Funds, Inc.
                         THE GABELLI EQUITY INCOME FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                     (Net Asset Value may be obtained daily
                         by calling 1-800-GABELLI after
                                   6:00 P.M.)

                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA
CHAIRMAN AND CHIEF
INVESTMENT OFFICER
GABELLI ASSET MANAGEMENT INC.

Felix J. Christiana
FORMER SENIOR VICE PRESIDENT
DOLLAR DRY DOCK SAVINGS BANK

Anthony J. Colavita
ATTORNEY-AT-LAW
ANTHONY J. COLAVITA, P.C.

Vincent D. Enright
FORMER SENIOR VICE PRESIDENT
AND CHIEF FINANCIAL OFFICER
KEYSPAN ENERGY CORP.

John D. Gabelli
SENIOR VICE PRESIDENT
GABELLI & COMPANY, INC.

Robert J. Morrissey
ATTORNEY-AT-LAW
MORRISSEY, HAWKINS & LYNCH


Karl Otto Pohl
FORMER PRESIDENT
DEUTSCHE BUNDESBANK

Anthony R. Pustorino
CERTIFIED PUBLIC ACCOUNTANT
PROFESSOR, PACE UNIVERSITY

Anthonie C. van Ekris
MANAGING DIRECTOR
BALMAC INTERNATIONAL, INC.

                                    OFFICERS

Mario J. Gabelli, CFA
PRESIDENT AND CHIEF
INVESTMENT OFFICER

James E. McKee
SECRETARY

Bruce N. Alpert
VICE PRESIDENT AND TREASURER


                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB444Q299SR


[PHOTO]

THE
GABELLI
EQUITY
INCOME
FUND

                                                            THIRD QUARTER REPORT
                                                                   JUNE 30, 1999